SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): January 3, 2003



                         WYMAN PARK BANCORPORATION, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                  0-23345                 52-2068893
          --------                  -------                 ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)

                11 West Ridgely Road, Lutherville, Maryland 21093
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                    (Address of principal executive offices)


                                 (410) 252-6450
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 5.  Other Events.
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     On January 3, 2003, the Registrant  issued a press release  announcing that the Registrant had received the approval of the Office of Thrift Supervision for the pending merger of the Registrant and Wyman Park Federal Savings & Loan Association, a federally-chartered savings and loan association and wholly-owned subsidiary of the Registrant, with and into Bradford Bank, a federally-chartered savings bank (the "Merger").

     Consummation of the Merger is expected to occur in February 2003 pending the satisfaction of other customary closing conditions.

     A copy of the press release announcing the receipt of regulatory approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a) - (b) Not applicable.

         (c) The following exhibits are filed as part of this report.

             Exhibit 99.1 Press release dated January 3, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                  WYMAN PARK BANCORPORATION, INC.


Date:  January 3, 2003            By:    /s/ Ernest A. Moretti
                                         -------------------------------------
                                         Ernest A. Moretti
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)